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             SUPPLEMENT NO. 3 dated May 1, 2002
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      (supplanting Supplement No. 1 dated December 20, 2001
      and Supplement No. 2 Dated March 1, 2002)

      TO PROSPECTUS dated October 1, 2001

      FOR STATE STREET RESEARCH CONCENTRATED INTERNATIONAL FUND
          A SERIES OF STATE STREET RESEARCH GROWTH TRUST

    INVESTOR EXPENSES
    Under the above caption at page 4 of the prospectus, the table under the section entitled "Investor Expenses -- Shareholder Fees" is revised as follows:

                                                       CLASS DESCRIPTIONS BEGIN ON PAGE 7
    SHAREHOLDER FEES                        --------------------------------------------------------
    (% OF OFFERING PRICE)               CLASS A     CLASS B(1)    CLASS B    CLASS C     CLASS S
    ------------------------------------------------------------------------------------------------
          Maximum front-end sales
          charge (load)                 5.75(a)       0.00           0.00      0.00        0.00

          Maximum deferred sales
          charge (load)                 0.00(a)       5.00           5.00      1.00        0.00

          Redemption Fee*               1.00          0.00           0.00      0.00        0.00

* The redemption fee may apply to shares purchased after April 1, 2002, that are held less than 30 days. The redemption fee may not apply in certain circumstances, such as redemptions on 401(k) plans, and in the event of a shareholder's death or disability. Please see the Statement of Additional Information.

(a) Except for investments of $1 million or more; see page 8.

                                                                 CI-5913-0402
[STATE STREET RESEARCH LOGO]                 Control Number: (exp 1002)SSR-LD
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INVESTMENT MANAGEMENT

Under the above caption at page 6 of the prospectus, the first paragraph is revised in its entirety to read as follows:

"Eleanor Marsh and Miren Etcheverry, co-portfolio managers, have been responsible for the fund's day-to-day portfolio management since May 2002. Ms. Marsh is a Senior Vice President of the investment manager and has managed the fund since December 2001. Prior to joining State Street Research in 2000, she was an analyst and then a co-portfolio manager at Evergreen Investments. Ms. Etcheverry is also a Senior Vice President. Prior to joining State Street Research in 2002, she served as a Senior Vice President and portfolio manager at Credit Agricole Asset Management and as a Senior Vice President and portfolio manager at John Hancock Funds."

SELLING RECENTLY PURCHASED SHARES

Under the caption "Buying and Selling Shares -- Policies for Selling Shares -- Selling Recently Purchased Shares" at page 14 of the prospectus, the following paragraph is inserted after the last paragraph:

Effective April 1, 2002, the fund may impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 30 days. The redemption fee is paid directly to the fund, and is not a sales load. Please see the Statement of Additional Information for details.

EXCHANGE PRIVILEGES

Under the caption "Buying and Selling Shares -- Account Policies -- Exchange Privileges" at page 16 of the prospectus, the following paragraph is inserted after the third paragraph:

The fund may impose a redemption fee of 1.00% applicable to shares held less than 30 days. See "Selling Recently Purchased Shares" above for details.